UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 21, 2021

Date of Report (Date of earliest event reported)

PTK ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4601 Wilshire Boulevard

Los Angeles, California 90010

(Address of Principal Executive Offices) (Zip Code)

(213) 625-8886

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, and one Warrant to acquire one-half of one share of Common Stock	PTK.U	NYSE American, LLC
Common Stock, par value $0.0001 per share	PTK	NYSE American, LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	PTK WS	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 25, 2021, PTK Acquisition Corp. a Delaware corporation (“PTK”), entered into a business combination agreement (as it may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”) with Valens Semiconductor Ltd., a limited liability company organized under the laws of the State of Israel (“Valens”) and Valens Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Valens (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into PTK (the “Business Combination”), with PTK surviving the Business Combination as a wholly-owned subsidiary of Valens.

In connection with the Business Combination, Valens filed a registration statement on Form F-4 (Reg. No. 333-257176) (as amended the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On August 27, 2021, the Registration Statement was declared effective by the SEC. On August 27, 2021, in connection with the Business Combination, Valens filed a definitive proxy statement/prospectus on Schedule 14A with the SEC relating to PTK’s extraordinary general meeting of stockholders (the “PTK General Meeting”) to be held on September 28, 2021, to consider matters and transactions relating to the Business Combination (the “Definitive Proxy Statement/Prospectus”).

Since the initial filing of the Registration Statement, one purported stockholder of PTK filed a complaint in the Superior Court of Los Angeles County, entitled Alessandro v. PTK Acquisition Corp., et al., 21ST-CV-23659 (the “Complaint”). Following this filing, plaintiff sent a demand letter requesting that PTK provide additional disclosures regarding the Business Combination. Three other purported stockholders of PTK sent similar demands requesting additional disclosure regarding the Business Combination (collectively referred to herein as the “Demands”). PTK believes that the allegations in the Complaint and Demands are meritless and no additional disclosure is required in the Definitive Proxy Statement/Prospectus. However, in order to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, PTK hereby voluntarily amends and supplements the Definitive Proxy Statement/Prospectus with the supplemental disclosures (the “Supplemental Disclosures”) set forth below in this Current Report on Form 8-K (this “Report”). PTK and the PTK Board deny any liability or wrongdoing in connection with the Definitive Proxy Statement/Prospectus, and nothing in this Report should be construed as an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

The Supplemental Disclosures should be read in conjunction with the Definitive Proxy Statement/Prospectus, which should be read in its entirety and is available free of charge on the SEC’s website at http://www.sec.gov. Page number references below are to page numbers in the Definitive Proxy Statement/Prospectus, and capitalized terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement/Prospectus. To the extent the information in the Supplemental Disclosures differs from or conflicts with the information contained in the Definitive Proxy Statement/Prospectus, the information set forth in the Supplemental Disclosures shall be deemed to supersede the respective information in the Definitive Proxy Statement/Prospectus. Underlined text shows text being added to a referenced disclosure in the Definitive Proxy Statement/Prospectus, and deleted text is stricken through.

The disclosure on page 66 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the fifth paragraph as follows:

On January 4, 2021, representatives of PTK engaged in discussions with representatives of BofA Securities regarding the Valens’ process and related timing. Given Valens’ business and financial developments, market performance of publicly traded comparables in the analog mixed signal and high-performance communications semiconductor business space, and initial public offerings with a focus on autotech and LIDAR technologies, PTK considered revising its valuation. On February 1, 2021, following additional discussions with representatives of BofA Securities regarding valuation perspectives and developments in Valens’ business, PTK emailed BofA Securities a revised draft non-binding letter of intent, which, subject to due diligence, assumed an initial pre-transaction value of $900 million and a PIPE financing of $125 million.

The disclosure on page 67 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the second paragraph as follows:

On March 24, 2021, Valens entered into an agreement to appoint Citigroup Global Markets Inc., BofA Securities and Oppenheimer & Co. Inc. as lead placement agents for the PIPE. Citigroup Global Markets Inc., BofA Securities and Oppenheimer & Co. Inc. will be entitled to customary fees in their capacity as lead placement agents for the PIPE, with payment due at, and conditioned upon, the closing of the Business Combination. None of Citigroup Global Markets Inc., BofA Securities and Oppenheimer & Co. Inc. were engaged as financial advisors to PTK in connection with the Business Combination or were engaged to issue a fairness opinion in connection with the Business Combination. PTK engaged Chardan Capital Markets, LLC (“Chardan”) as M&A Advisor for the Business Combination, with engagement letter formally executed on April 29, 2021. Chardan was not engaged to issue a fairness opinion in connection with the Business Combination and did not receive any fee or commission in connection with the engagement beyond that to which it was entitled pursuant to the Underwriting Agreement, further detailed in the section titled “Notes to Unaudited Condensed Financial Statements, 5. Commitments and Contingencies.” Beginning on March 24, 2021, PTK, Valens and the placement agents and their respective counsel began discussing the wall cross procedures and the preparation of confidential investor marketing materials and a proposed timeline to allow potential interested investors to consider participation in the proposed PIPE in connection with the pending business combination.

The disclosure on page 69 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the ninth bullet as follows:

Attractive Valuation. PTK’s board of directors believes Valens’ implied valuation following the Business Combination relative to the current valuations experienced by comparable publicly traded companies in the ~~vehicle data services sector~~ analog mixed signal and high-performance communications semiconductor business space, including Marvell Technology Group. Ltd., Maxim Integrated Products, Inc., and Texas Instruments Incorporated, is favorable for PTK (which analysis excluded certain outliers). The comparable companies trading analysis focused on median revenue multiples for estimated 2021 expected revenue (2021E), estimated 2022 expected revenue (“2022E”), and estimated 2023 expected revenue (“2023E”), which as of February 2, 2021 were 9.4x, 8.9x, and 8.6x respectively. Applying these multiples, the analysis showed a range of enterprise value of $566 million to $701 million for 2021E, $799 million to $1.001 billion for 2022E, and $1.029 to $1.3 billion for 2023E.

Additional Information

In connection with the proposed business combination, Valens filed a registration statement on Form F-4 on June 17, 2021 that includes a proxy statement of PTK in connection with PTK’s solicitation of proxies for the vote by PTK’s stockholders with respect to the proposed Business Combination and a prospectus of Valens. The Registration Statement was declared effective by the SEC on August 27, 2021 and has been sent to all PTK stockholders and Valens and PTK will also file other documents regarding the proposed Business Combination with the SEC. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the Registration Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Transactions.

Investors and security holders are able to obtain free copies of the Registration Statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Valens and PTK through the website maintained by the SEC at www.sec.gov or by directing a request to PTK Acquisition Corp., 4601 Wilshire Boulevard, Suite 240, Los Angeles, California 90010.

Participants in the Solicitation

PTK, Valens and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from PTK’s shareholders with respect to the proposed Business Combination. You can find information about PTK’s directors and executive officers and their ownership of PTK’s securities in PTK’s Annual Report on Form 10-K for the period ended December 31, 2020, which was filed with the SEC on April 1, 2020 and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the participants in the solicitation of proxies from PTK’s shareholders and their direct and indirect interests will be included in the proxy statement/prospectus for the proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between PTK and Valens, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the products and services offered by Valens and the markets in which it operates, and Valens’ projected future results. These forward-looking statements are generally identified by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by PTK and its management, and Valens and its management, as the case may be, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of PTK’s securities, (ii) the risk that the transaction may not be completed by PTK’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by PTK, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination agreement by the shareholders of PTK and Valens, the satisfaction of the minimum trust account amount following redemptions by PTK’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination agreement, (vi) the effect of the announcement or pendency of the transaction on Valens’s business relationships, performance, and business generally, (vii) risks that the proposed Business Combination disrupts current plans of Valens and potential difficulties in Valens employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Valens or against PTK related to the Business Combination agreement or the proposed Business Combination, (ix) the ability of Valens to list Valens ordinary shares on the NYSE, (x) volatility in the price of the combined company’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Valens plans to operate, variations in performance across competitors, changes in laws and regulations affecting Valens’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and to identify and realize additional opportunities, and (x) changes in general economic conditions, including as a result of the COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PTK’s most recent Annual Report on Form 10-K, the Registration Statement on Form F-4 discussed above, the included proxy statement/prospectus and such other documents filed or that may be filed by PTK from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PTK and Valens assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

PTK ACQUISITION CORPORATION

By: /s/ Peter Kuo
Name: Peter Kuo
Title: Chief Executive Officer

Date:     September 21, 2021